Second Quarter 2026 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Condensed Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Condensed Consolidated Balance Sheets 10 Debt, Capitalization, and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 21 Forward-Looking and Cautionary Statements

Management Team Mark Manheimer Chief Executive Officer and President Daniel Donlan Chief Financial Officer and Treasurer Sofia Chernylo Senior Vice President, Chief Accounting Officer Jeff Fuge Senior Vice President of Acquisitions Chad Shafer Senior Vice President of Real Estate and Underwriting 3 Corporate Overview Corporate Profile NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e- commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT’s strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors. Board of Directors Lori Wittman - Chair Michael Christodolou Heidi Everett Mark Manheimer Todd Minnis Matthew Troxell Robin Zeigler Corporate Headquarters 2021 McKinney Avenue Suite 1150 Dallas, Texas, 75201 Phone: (972) 597 - 4825 Website: www.netstreit.com Transfer Agent Computershare PO Box 43007 Providence, RI 09240-3007 Phone: (800) 736 - 3001 Website: www.computershare.com

Quarterly Highlights (unaudited, dollars in thousands, except per share data) 4 1. Excludes five properties under development. 2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher. 4. Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. Three Months Ended Financial Results June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Net income $ 6,311 $ 5,711 $ 1,328 $ 621 $ 3,289 Net income per common share outstanding - diluted $ 0.06 $ 0.06 $ 0.02 $ 0.01 $ 0.04 Funds from Operations (FFO) $ 34,577 $ 31,467 $ 26,594 $ 24,948 $ 25,611 FFO per common share outstanding - diluted $ 0.34 $ 0.32 $ 0.31 $ 0.29 $ 0.31 Core Funds from Operations (Core FFO) $ 34,218 $ 32,041 $ 26,638 $ 26,355 $ 25,614 Core FFO per common share outstanding - diluted $ 0.33 $ 0.32 $ 0.31 $ 0.31 $ 0.31 Adjusted Funds from Operations (AFFO) $ 35,491 $ 33,224 $ 28,167 $ 28,049 $ 27,460 AFFO per common share outstanding - diluted $ 0.35 $ 0.34 $ 0.33 $ 0.33 $ 0.33 Dividends per share $ 0.220 $ 0.220 $ 0.215 $ 0.215 $ 0.210 Weighted average common shares outstanding - diluted 102,788,997 99,107,642 86,518,740 85,641,948 82,494,129 Portfolio Metrics Number of investments(1) 859 804 758 721 705 Square feet 15,418,621 14,498,665 13,721,337 13,179,983 12,787,231 Occupancy 100.0% 99.9% 99.9% 99.9% 99.9 % Weighted average lease term remaining (years)(2) 10.0 10.2 10.1 9.9 9.8 Investment grade (rated) - % of ABR(3) 40.7% 42.3% 44.3% 46.9% 52.2 % Investment grade profile (unrated) - % of ABR(4) 15.8% 16.1% 14.0% 15.2% 16.5 % Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR 56.5% 58.3% 58.3% 62.1% 68.7% $0.94 $1.16 $1.22 $1.26 $1.31 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 2021 2022 2023 2024 2025 G ro ss R ea l E st at e V al ue ($ in m ill io ns ) A FF O /s h Historical AFFO/sh and Asset Growth AFFO/sh Gross Real Estate Value AFFO/sh Growth CAGR 8.7%

5 Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 REVENUES Rental revenue (including reimbursable) $ 57,822 $ 45,158 $ 111,849 $ 87,748 Interest income on loans receivable 2,906 3,128 5,941 6,203 Other revenue 556 — 556 245 Total revenues 61,284 48,286 118,346 94,196 OPERATING EXPENSES Property 5,717 4,484 11,121 9,287 General and administrative 5,841 5,475 11,596 10,644 Depreciation and amortization 25,807 21,506 50,270 42,429 Provisions for impairment 4,199 4,422 6,261 8,038 Transaction costs, net 6 73 (54) 120 Total operating expenses 41,570 35,960 79,194 70,518 OTHER (EXPENSE) INCOME Interest expense, net (15,554) (12,638) (29,820) (24,098) Gain on sales of real estate, net 1,662 3,533 1,781 5,608 Loss on debt extinguishment — — — (46) Other income (expense), net 567 81 1,001 (124) Total other expense, net (13,325) (9,024) (27,038) (18,660) Net income before income taxes 6,389 3,302 12,114 5,018 Income tax expense (78) (13) (92) (29) Net income 6,311 3,289 12,022 4,989 Less: net income attributable to noncontrolling interests 26 17 50 26 Net income attributable to common stockholders $ 6,285 $ 3,272 $ 11,972 $ 4,963 Amounts available to common stockholders per common share: Basic $ 0.06 $ 0.04 $ 0.12 $ 0.06 Diluted $ 0.06 $ 0.04 $ 0.12 $ 0.06 Weighted average common shares: Basic 97,354,281 81,895,840 96,454,101 81,770,860 Diluted 102,788,997 82,494,129 100,953,305 82,314,021 Condensed Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 GAAP Reconciliation: Net income $ 6,311 $ 3,289 $ 12,022 $ 4,989 Depreciation and amortization of real estate 25,729 21,433 50,116 42,283 Provisions for impairment 4,199 4,422 5,687 8,038 Gain on sales of real estate, net (1,662) (3,533) (1,781) (5,608) Funds from Operations (FFO) $ 34,577 $ 25,611 $ 66,044 $ 49,702 Adjustments: Non-recurring executive transition costs, severance, and related charges — 3 — 79 Debt-related transaction costs 16 — 16 403 Other non-recurring gain (375) — (375) — Other loss — — 574 — Core Funds from Operations (Core FFO) $ 34,218 $ 25,614 $ 66,259 $ 50,184 Adjustments: Straight-line rent adjustments (2,281) (1,183) (4,434) (2,137) Amortization of deferred financing costs 972 744 1,943 1,408 Amortization of above/below-market assumed debt 28 29 57 57 Amortization of loan origination costs and discounts (102) 27 (235) (50) Amortization of lease-related intangibles 112 (6) 159 (76) Earned development interest 181 39 297 82 Capitalized interest expense (102) (38) (190) (88) Non-cash interest expense 713 713 1,418 1,418 Non-cash compensation expense 1,752 1,521 3,441 2,909 Adjusted Funds from Operations (AFFO) $ 35,491 $ 27,460 $ 68,715 $ 53,707 FFO per common share, diluted $ 0.34 $ 0.31 $ 0.65 $ 0.60 Core FFO per common share, diluted $ 0.33 $ 0.31 $ 0.66 $ 0.61 AFFO per common share, diluted $ 0.35 $ 0.33 $ 0.68 $ 0.65 Dividends per share $ 0.220 $ 0.210 $ 0.440 $ 0.420 Dividends per share as a percent of AFFO 63% 64% 65% 65 % Weighted average common shares outstanding, basic 97,354,281 81,895,840 96,454,101 81,770,860 Operating partnership units outstanding 402,654 424,956 405,170 424,956 Unvested restricted stock units and LTIP Units 540,449 173,333 532,697 118,205 Unsettled shares under open forward equity contracts 4,491,613 — 3,561,337 — Weighted average common shares outstanding, diluted 102,788,997 82,494,129 100,953,305 82,314,021

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025
GAAP Reconciliation:		
Net income	$ 6,311	$ 3,289
Depreciation and amortization of real estate	25,729	21,433
Amortization of lease-related intangibles	112	(6)
Non-real estate depreciation and amortization	75	73
Interest expense, net	15,554	12,638
Income tax expense	79	13
Amortization of loan origination costs and discounts	(102)	27
EBITDA	47,758	37,467
Adjustments:		
Provisions for impairment	4,199	4,422
Gain on sales of real estate, net	(1,662)	(3,533)
EBITDAre	50,295	38,356
Adjustments:		
Straight-line rent adjustments	(2,281)	(1,183)
Debt-related transaction costs	16	—
Non-recurring executive transition costs, severance and related charges	—	3
Other non-recurring gain	(375)	(229)
Other income, net	(474)	—
Transaction costs, net	6	73
Non-cash compensation expense	1,752	1,521
Adjustment for construction in process [(1)]	266	32
Adjustment for intraquarter investment activities [(2)]	3,796	252
Adjusted EBITDAre	$ 53,001	$ 38,825
Annualized Adjusted EBITDAre [(3)]	$ 212,004	

Net Debt	As of June 30, 2026
Principal amount of total debt	$ 1,406,457
Less: Cash, cash equivalents and restricted cash	(20,047)
Net Debt	$ 1,386,410
Less: Net value of unsettled forward equity [(4)]	(714,176)
Adjusted Net Debt	$ 672,234
Less: Subsequent ATM Sales [(5)]	(4,481)
Pro Forma Adjusted Net Debt	$ 667,753

Leverage	
Net Debt / Annualized Adjusted EBITDAre	6.5 x
Adjusted Net Debt / Annualized Adjusted EBITDAre	3.2 x
Pro Forma Adjusted Net Debt / Annualized Adjusted EBITDAre	3.1 x

1. Adjustment reflects the estimated cash yield on developments in process as of June 30, 2026.
2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended June 30, 2026, had occurred on April 1, 2026.
3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
4. Reflects 38,942,108 of unsettled forward equity shares at the June 30, 2026, available weighted average net settlement price of $18.34 per share.
5. Reflects 210,670 of shares sold on a forward basis at a weighted average net settlement price of $21.27 per share.

NETSTREIT 7

Net Operating Income (unaudited, dollars in thousands) 8 Three Months Ended June 30, 2026 2025 GAAP Reconciliation: Net income $ 6,311 $ 3,289 General and administrative 5,841 5,475 Depreciation and amortization 25,807 21,506 Provisions for impairment 4,199 4,422 Transaction costs, net 6 73 Interest expense, net 15,554 12,638 Gain on sales of real estate, net (1,662) (3,533) Income tax expense 78 13 Amortization of loan origination costs and discounts (102) 27 Interest income on mortgage loans receivable (2,906) (3,128) Other income, net (908) (337) Property-Level NOI 52,218 40,445 Straight-line rent adjustments (2,281) (1,183) Amortization of lease-related intangibles 112 (6) Property-Level Cash NOI $ 50,049 $ 39,256 Adjustment for intraquarter acquisitions, dispositions, and completed development(1) 3,356 Property-Level Cash NOI Estimated Run Rate $ 53,405 Property Operating Expense Coverage Property operating expense reimbursement $ 4,813 $ 3,789 Property operating expenses (5,717) (4,484) Property operating expenses, net $ (904) $ (695) 1. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including any developments completed during the three months ended June 30, 2026, had occurred on April 1, 2026.

Condensed Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 June 30, 2026 December 31, 2025 ASSETS Real estate, at cost: Land $ 934,125 $ 772,417 Buildings and improvements 1,811,936 1,590,714 Total real estate, at cost 2,746,061 2,363,131 Less accumulated depreciation (222,008) (188,858) Property under development 13,499 5,500 Real estate held for investment, net 2,537,552 2,179,773 Assets held for sale 52,085 40,976 Mortgage loans receivable, net 151,437 142,464 Cash, cash equivalents, and restricted cash 20,047 14,467 Lease intangible assets, net 196,277 173,440 Other assets, net 78,730 63,076 Total assets $ 3,036,128 $ 2,614,196 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 1,192,973 $ 1,093,331 Revolving credit facility 198,500 — Mortgage note payable, net 7,791 7,814 Lease intangible liabilities, net 15,667 16,910 Liabilities related to assets held for sale 1,022 1,016 Accounts payable, accrued expenses, and other liabilities 40,583 42,559 Total liabilities 1,456,536 1,161,630 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 101,526,575 and 93,070,533 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively 1,016 931 Additional paid-in capital 1,841,754 1,701,572 Distributions in excess of retained earnings (282,998) (251,926) Accumulated other comprehensive income (loss) 12,648 (4,565) Total stockholders’ equity 1,572,420 1,446,012 Noncontrolling interests 7,172 6,554 Total equity 1,579,592 1,452,566 Total liabilities and equity $ 3,036,128 $ 2,614,196

Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 10 As of June 30, 2026 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ 198,500 —% 4.49% $ 301,350 3.5 2028 Term Loan February 11, 2028 200,000 2.63% 3.58% — 1.6 2029 Term Loan(3) January 3, 2029 250,000 3.74% 4.64% — 2.5 2030 Term Loan A(4) January 15, 2030 175,000 2.40% 3.35% — 3.5 2030 Term Loan B(5) January 15, 2030 175,000 3.87% 4.82% — 3.5 2031 Term Loan March 25, 2031 200,000 3.44% 4.39% — 4.7 2032 Term Loan(6) September 24, 2032 200,000 3.42% 4.67% 50,000 6.2 Mortgage note(7) November 1, 2027 7,957 —% 4.53% — 1.3 Total / Weighted Average $ 1,406,457 3.27% 4.30% $ 351,350 3.6 1. Rates presented exclude the impact of capitalized loan fee amortization. 2. Interest rate reflects the all-in borrowing rate as of June 30, 2026. Facility fees are charged at an annual rate of 0.20% of the total facility size of $500 million and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2027, and includes one one-year extension option and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. $200.0 million of the term loan is hedged at an all-in rate of 4.67%. The remaining $50.0 million is unhedged. 7. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. Floating, 14% Fixed, 86% Fixed vs. Floating Debt $200 $250 $350 $200 $200 $500 $8 $50 $0 $200 $400 $600 $800 $1,000 2026 2027 2028 2029 2030 2031 2032 In M ill io ns Debt Maturity Schedule Term Loan RCF Capacity Mortgage Note $199

Debt, Capitalization, and Financial Ratios

(unaudited, dollars in thousands, except per share data)

Key Debt Covenant Information	As of June 30, 2026 Required	As of June 30, 2026 Actual
Consolidated total leverage ratio	≤ 60.0%	33.9%
Fixed charge coverage ratio	≥ 1.50x	3.20x
Maximum secured indebtedness	≤ 40.0%	0.2%
Maximum recourse indebtedness	≤ 10.0%	—%
Unencumbered leverage ratio	≤ 60.0%	39.3%
Unencumbered interest coverage ratio	≥ 1.75x	3.28x

Outstanding Forward Equity Offerings	As of June 30, 2026 Shares Remaining		Anticipated Net Proceeds Remaining
January 2024 Follow On	4,840,000	$	81,232
Q1 2024 ATM	107,500		1,834
Q2 2024 ATM	1,635,600		27,897
Q3 2025 ATM	1,045,195		18,517
Q4 2025 ATM	5,725,592		101,705
Q1 2026 ATM	3,956,031		73,226
February 2026 Follow On	12,627,000		227,268
Q2 2026 ATM	9,005,190		182,497
Total	38,942,108	$	714,176

Liquidity		As of June 30, 2026
Unused Unsecured Revolver Capacity (1)	$	301,350
Cash, Cash Equivalents and Restricted Cash		20,047
Net Value of Unsettled Forward Equity (2)		714,176
Undrawn Term Loan Balance		50,000
Total Liquidity	$	1,085,573
Subsequent ATM Sales (3)		4,481
Total Pro Forma Liquidity	$	1,090,055

Equity	Ending Shares/Units as of June 30, 2026		Equity Market Capitalization (4)	% of Total
Common shares	101,526,575	$	2,145,257	99.6 %
OP units	402,654		8,508	0.4 %
Total (5)	101,929,229	$	2,153,765	100.0 %

Enterprise Value		As of June 30, 2026	% of Total
Adjusted Net Debt	$	672,234	19.0 %
Net Value of Unsettled Forwards		714,176	20.2 %
Equity Market Capitalization		2,153,765	60.8 %
Total Enterprise Value	$	3,540,175	100.0 %

1. Remaining capacity reduced by $0.15 million for outstanding letters of credit.
2. Reflects 38,942,108 of unsettled shares under forward sale agreements at the June 30, 2026, weighted average net settlement price of $18.34 per share.
3. Reflects 210,670 of shares sold on a forward basis at a weighted average net settlement price of $21.27 per share.
4. Value is based on the June 30, 2026, closing share price of $21.13 per share.
5. Excludes unvested LTIP units and unvested restricted stock units.

NETSTREIT

11

Investment Activity

(unaudited, dollars in thousands)

	Three Months Ended				
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Investments					
Number of Investments [1]	93	58	57	50	32
Gross Investment	$ 298,857	$ 238,964	$ 245,431	$ 203,907	$ 117,063
Cash Yield [2]	7.4 %	7.5 %	7.5 %	7.4 %	7.8 %
Weighted Average Lease Term (years) [3]	9.8	14.1	15.0	13.4	15.7
Investment Grade and Investment Grade Profile %	44.9 %	34.7 %	33.9 %	33.4 %	25.7 %
Dispositions					
Number of Investments	16	5	17	24	20
Number of Vacant Properties	2	—	—	—	—
Gross Proceeds[4]	$ 49,143	$ 11,053	$ 40,414	$ 37,769	$ 60,391
Cash Yield[5]	6.8 %	6.6 %	6.9 %	7.2 %	6.5 %
Loan Repayments					
Number of Loan Repayments [6]	22	7	3	10	2
Amount of Repayment [7]	$ 20,093	$ 16,815	$ 6,714	$ 24,127	$ 7,318
Cash Yield [8]	9.0 %	9.2 %	10.1 %	8.0 %	9.3 %

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Est. Remaining Cost	Actual/ Anticipated Rent Commencement
Automotive Service	Whitestown, IN	15	$5,014	$—	Commenced 2Q'26
Health and Fitness	Fort Worth, TX	20	$7,161	$4,277	3Q'26
Automotive Service	Beavercreek, OH	15	$1,228	$3,344	4Q'26
Automotive Service	Wadsworth, OH	15	$742	$4,171	1Q'27
Automotive Service	Goldsboro, NC	15	$847	$2,904	1Q'27
Health and Fitness	Benbrook, TX	20	$3,601	$8,038	1Q'27

1. Includes acquisitions, mortgage loans receivable, and completed developments.
2. ABR divided by the Gross Investment.
3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
4. Excludes Transaction costs.
5. ABR divided by Gross Proceeds; excludes vacant properties.
6. Includes payoff of outstanding mortgage loans receivable and mortgage loan sales. Excludes partial payoff or amortization of existing mortgage loans receivable.
7. Includes payoff and partial payoff of outstanding mortgage loans receivable and mortgage loan sales. Excludes amortization of existing mortgage loans receivable.
8. Effective interest rate of mortgage loans receivable.

NETSTREIT

12

Portfolio Information
(unaudited, dollars in thousands)

Portfolio Metrics	June 30, 2026
Number of Investments[1]	859
Number of states	46
Square feet	15,418,621
Tenants	156
Industries	28
Occupancy	100.0 %
Weighted average lease term remaining (years)[2]	10.0

Tenant Quality	Number of Investments[2]		ABR[3]	% of ABR
Investment grade (rated)[4]	368	$	94,199	40.7%
Investment grade profile (unrated)[5]	151		36,634	15.8%
Sub-investment grade (rated)[6]	114		38,417	16.6%
Sub-investment grade profile (unrated)	226		62,175	26.9%
Total	859	$	231,426	100.0%

Tenant Quality



Sub-Investment grade profile, 26.9%
Investment grade, 40.7%
56.5% of ABR
Inv. Grade
Inv. Grade Profile
Sub-Investment grade, 16.6%
Investment grade profile, 15.8%

Defensive Category



Other, 10.9%
89.1% of ABR
Necessity
Discount
Service
Necessity, 43.8%
Service, 33.8%
Discount, 11.5%

1. Excludes five properties under development.
2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable.
3. Due to rounding, respective ABR may not precisely reflect absolute figures.
4. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's), or NAIC2 (National Association of Insurance Commissioners) or higher.
5. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.
6. Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P/Fitch), Ba1 (Moody's), or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT
13

Portfolio Information (cont’d) (unaudited) 14 Top Tenants Number of Investments % of ABR Credit rating(1) Ahold Delhaize – Food Lion / Stop & Shop 13 4.2% BBB+ Dollar General 74 3.9% BBB CVS 29 3.9% BBB Home Depot 5 3.3% A Tractor Supply 26 3.2% Baa1 Speedway 49 2.8% A Hobby Lobby 16 2.7% IG Profile 16 2.5% SIG (unrated) Walgreens 18 2.2% SIG (unrated) Family Dollar 43 2.1% IG Profile Sam's / Walmart 7 2.1% AA Academy Sports 6 2.0% BB+ Total 302 34.9% 1. If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's, or National Association of Insurance Commissioners. 2. Speedfast is a convenience store brand owned by United Lone Enterprises. 3. Stats incorporate all completed activities as of July 15, 2026, as if they occurred by June 30, 2026; all other portfolio stats as of June 30, 2026. (2) (3)

Portfolio Information (cont’d) (unaudited) 15 State Number of Investments(1) % of ABR(2) Texas 128 19.0% Illinois 51 7.6% New York 41 7.3% Georgia 42 4.9% Wisconsin 26 4.5% North Carolina 68 4.5% Florida 31 4.3% Alabama 54 3.5% Ohio 38 3.5% Other 380 40.9% Total 859 100.0% 1. Excludes five properties under development. 2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures. ≥ 5% ABR ≥ 1% and < 3% ABR ≥ 3% and <5% ABR < 1% ABR 0% ABR

Portfolio Information (cont'd)

(unaudited)

Industry	Defensive Category	Number of Investments[1]	% of ABR[2]
Grocery	Necessity	72	16.5%
Convenience Stores	Service	155	15.6%
Home Improvement	Necessity	34	8.0%
Dollar Stores	Discount	140	7.3%
Health and Fitness	Service	16	6.4%
Drug Stores & Pharmacies[3]	Necessity	47	6.1%
Quick Service Restaurants	Service	87	5.8%
Automotive Service	Service	74	4.9%
Sporting Goods	Other	11	4.4%
Healthcare	Necessity	35	4.3%
Discount Retail	Discount	36	4.2%
Farm Supplies	Necessity	29	4.1%
Arts & Crafts	Other	15	2.6%
General Retail	Necessity	7	2.1%
Auto Parts	Necessity	55	2.1%
Consumer Electronics	Other	7	1.7%
Casual Dining	Service	11	0.9%
Apparel	Other	6	0.7%
Specialty	Other	2	0.5%
Furniture Stores	Other	2	0.4%
Equipment Rental and Leasing	Service	6	0.3%
Telecommunications	Other	4	0.3%
Banking	Necessity	2	0.2%
Wholesale Warehouse Club	Necessity	1	0.2%
Beauty Supplies	Other	1	0.1%
Pet Supplies	Necessity	1	0.1%
Gift, Novelty, and Souvenir Shops	Other	1	0.1%
Home Furnishings	Other	1	0.1%
Total		859	100.0%

Defensive Category	Number of Investments	% of ABR[2]
Necessity	284	43.8%
Discount	176	11.5%
Service	349	33.8%
Other	50	10.9%
Total	859	100.0%

1. Excludes five properties under development.
2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures.
3. Stats incorporate all completed activities as of July 15, 2026, as if they occurred by June 30,2026; all other portfolio stats as of June 30, 2026.

NETSTREIT

16

Lease Expiration Schedule

(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring[1]	ABR Expiring[1]	ABR Expiring as a % of Total Portfolio[2]
2026	2	$ 563	0.3%
2027	12	3,778	1.7%
2028	21	9,573	4.4%
2029	42	10,587	4.8%
2030	47	15,787	7.2%
2031	65	15,625	7.1%
2032	47	13,422	6.1%
2033	54	13,997	6.4%
2034	77	20,579	9.4%
2035	69	15,322	7.0%
2036	26	7,871	3.6%
2037	30	11,296	5.2%
2038	44	8,772	4.0%
2039	41	11,145	5.1%
2040	34	10,299	4.7%
2041	31	8,504	3.9%
2042	3	1,611	0.7%
2043	18	3,874	1.8%
2044	48	13,653	6.2%
2045	47	13,832	6.3%
2046	20	6,716	3.1%
2047	1	158	0.1%
2048	1	170	0.1%
2049	9	949	0.4%
2050	3	619	0.3%
2051	—	—	—%
2052	—	—	—%
Total	792	$ 218,704	100.0%

1. Excludes five properties under development and 67 investments that secure mortgage loans receivable.
2. Due to rounding, respective percentage of ABR may not precisely reflect absolute figures.

NETSTREIT

17

Non-GAAP Measures and Definitions 18 FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to exclude infrequent and unusual items not expected to impact our operating performance on an ongoing basis. These include executive transition costs, severance, and related charges, debt-related transaction costs, and other non-core losses (gains) as they occur. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non- cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including debt service obligations, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO.

Non-GAAP Measures and Definitions (cont’d) 19 EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, executive transition costs, severance, and related charges, debt related transaction costs, transaction costs, other non-recurring losses (gains), other non-recurring expenses (income), including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt, Adjusted Net Debt, and Pro Forma Adjusted Net Debt We calculate Net Debt as the principal amount of our total debt outstanding, excluding deferred financing costs, net discounts, and debt issuance costs, less cash, cash equivalents, and restricted cash available for future investment. We then adjust Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. Further, we adjust Adjusted Net Debt by the value of any unsettled forward equity and at-the-market sales occurring subsequent to the period to derive Pro Forma Adjusted Net Debt. We believe excluding cash, cash equivalents, and restricted cash available for future investment from the principal amount of our total debt outstanding, together with the exclusion of the net value of unsettled forward equity as of period end and the net value of unsettled forward equity and at-the-market sales subsequent to the period, all of which could be used to repay debt, provides a useful estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end.

Non-GAAP Measures and Definitions (cont’d) 20 Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non- GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, debt-related transaction costs, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of period end. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development. OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward-Looking and Cautionary Statements 21 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 10, 2026 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.